                                                                    Exhibit 21.1

                              Bcom3 subsidiaries
                                March 31, 2001

                    Corporation                                  Ownership             Country             Accounting         Notes
------------------------------------------------------------------------------------------------------------------------------------
Graffiti DMB&B S.A.                                                 51.00%            Argentina           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Argentina S.A.                                         100.00%            Argentina           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Company, Inc., Argentine Branch                        100.00%            Argentina           Consolidated        Branch
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Worldwide Investments, Inc. Sucursal Argentina         100.00%            Argentina           Consolidated        Branch
------------------------------------------------------------------------------------------------------------------------------------
Muchnik, Alurralde, Jasper y Asociados S.A.                         25.00%            Argentina           Equity Method
------------------------------------------------------------------------------------------------------------------------------------
S.A.                                                               100.00%            Argentina           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Pencil Productions Pty Limited                                     100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Cartwright Williams Pty. Ltd.                                       54.90%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
CW Database Services Pty. Ltd.                                      51.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles (Holdings) Pty., Ltd.                100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles Pty., Ltd.                           100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Connaghan & May (S.A.) Pty. Ltd.                       100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Connaghan & May (Vic) Pty. Ltd.                        100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Connaghan & May Pty Limited                            100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Pty Limited                                            100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Robinson (S.A.) Pty. Ltd.                               40.00%            Australia           Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Masius Wynne-Williams & D'Arcy MacManus (VIC) Pty. Ltd.            100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Mazengarb Leo Burnett Pty. Ltd.                                     15.00%            Australia            Cost Method
------------------------------------------------------------------------------------------------------------------------------------
Medicus Intercon Int'l Pty., Ltd.                                  100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Peter Doyle Advertising Unit Trust                                 100.00%            Australia           Consolidated    Unit Trust
------------------------------------------------------------------------------------------------------------------------------------
Promotional Sampling (Holding) Pty., Ltd.                          100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Promotional Sampling Unit Trust                                     50.00%            Australia           Consolidated    Unit Trust
------------------------------------------------------------------------------------------------------------------------------------
Promotional Thinking Holdings Pty., Ltd.                           100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Pure Creative/DMB&B Unit Trust                                     100.00%            Australia           Consolidated    Unit Trust
------------------------------------------------------------------------------------------------------------------------------------
Starcom Media Australia P/L                                        100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Starcom Media Pty Limited                                          100.00%            Australia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett und Wirz Werbeagentur KG                                30.00%             Austria            Equity Method         LP
------------------------------------------------------------------------------------------------------------------------------------
Mang/D'Arcy Masius Benton & Bowles GmbH                             40.00%             Austria            Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Mediacom GmbH                                                        8.00%             Austria             Cost Method
------------------------------------------------------------------------------------------------------------------------------------
H&C Leo Burnett E.C.                                               100.00%             Bahrain            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Radius Advertising Bahrain WLL                                     100.00%             Bahrain            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Advertising & Communications S.A.                                   72.00%             Belgium            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett (Belgium) S.P.R.L.                                     100.00%             Belgium            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Worldwide, Inc.                                        100.00%             Belgium            Consolidated        Branch
------------------------------------------------------------------------------------------------------------------------------------
Moussault Ayer NV                                                  100.00%             Belgium            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Quattro D'Arcy                                                      72.00%             Belgium            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
See You Soon NV                                                     72.00%             Belgium            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Space S.A.                                                          18.00%             Belgium            Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Space, S.A.                                                         25.00%             Belgium            Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Stars Graphics SA                                                   51.00%             Belgium            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
The Sales Factory SA                                                25.00%             Belgium            Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Itamaraty Publicidade Ltda.                                        100.00%              Brazil            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Publicidade Ltda.                                      100.00%              Brazil            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
NeoGama S.A.                                                        40.00%              Brazil            Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Salles/DMB&B Publicidade Ltda.                                      75.00%              Brazil            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
New Wave Media Independent Ltd.                                     85.00%      British Virgin Islands    Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Company Ltd.                                           100.00%              Canada            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Martel et Compagnie Publicite Inc.                                 100.00%              Canada            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Publicite Leo Burnett Ltee.                                        100.00%              Canada            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Q Squared (Canada) Inc.                                            100.00%              Canada            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
TMG MacManus Canada, Inc.                                          100.00%              Canada            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B (Chile) Limitada                                             100.00%              Chile             Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Chile S.A.                                                    70.00%              Chile             Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Chile Publicidad-Agencia en Chile                      100.00%              Chile             Consolidated        Branch
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Company-Chilean Branch                                 100.00%              Chile             Consolidated        Branch
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles S.A.                                 100.00%             Colombia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Colombiana S.A.                                        100.00%             Colombia           Consolidated
------------------------------------------------------------------------------------------------------------------------------------

                              Bcom3 subsidiaries
                                March 31, 2001

                    Corporation                                  Ownership             Country             Accounting         Notes
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett de Costa Rica, S.A.                                     76.00%        Costa Rica              Consolidated
------------------------------------------------------------------------------------------------------------------------------------
GM Leo Burnett d.o.o.                                               25.00%         Croatia                Equity Method
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles (Middle East) Ltd.                   100.00%          Cyprus                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Innovation Advertising Ltd.                                         20.00%          Cyprus                Equity Method
------------------------------------------------------------------------------------------------------------------------------------
DEGU                                                                48.00%      Czech Republic            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Prague SRO                                                   100.00%      Czech Republic            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMMS Bratislava                                                     42.00%      Czech Republic            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMMS CZ, a.s.                                                       60.00%      Czech Republic            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
LB Direct SPOL.S.R.O.                                               51.00%      Czech Republic            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Ledoborec                                                           51.00%      Czech Republic            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Advertising, SPOL.S.R.O.                               100.00%      Czech Republic            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Starcom Worldwide                                                  100.00%      Czech Republic            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Bold.DK                                                             16.00%         Denmark                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles ReklameBureau A/S                    100.00%         Denmark                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Denmark                                                100.00%         Denmark                Consolidated        Branch
------------------------------------------------------------------------------------------------------------------------------------
Neo Ideo A/S                                                       100.00%         Denmark                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Paintbox                                                            19.00%         Denmark                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Paintbox                                                            19.00%         Denmark                 Cost Method
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Worldwide Investments, Inc. Dominican Republic Branch  100.00%    Dominican Republic          Consolidated        Branch
------------------------------------------------------------------------------------------------------------------------------------
DMB&B USA, Inc. [Dubai branch]                                     100.00%          Dubai                 Consolidated        Branch
------------------------------------------------------------------------------------------------------------------------------------
Global Advertising Partnership, L.L.C.                              49.00%          Dubai                 Equity Method        LLC
------------------------------------------------------------------------------------------------------------------------------------
Radius Leo Burnett Advertising                                     100.00%          Dubai                 Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Advertising & Marketing Associates Leo Burnett                     100.00%          Egypt                 Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Kontuur/Leo Burnett Ltd.                                            20.00%         Estonia                Equity Method
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles OY AB                                100.00%         Finland                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
IMP Helsinki OY                                                    100.00%         Finland                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
LBW Holding Finland Oy                                             100.00%         Finland                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett OY                                                      60.00%         Finland                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Mediamestarit OY                                                    20.00%         Finland                Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Promotion Factory OY                                                60.00%         Finland                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Avenue SARL                                                        100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Black Pencil SARL                                                  100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Bordelais, Lemeunier & Leo Burnett S.A.                            100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Chow Communications S.A.                                            34.00%          France                Equity Method
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Conseil SARL                                                100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Consulting SARL                                             100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Corporate SA                                                100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Direct, S.A.                                                100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles, S.A.                                100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
IMP Paris SA                                                       100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Independence Media SA                                              100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Kaena S.A.                                                         100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Holding France EURL                                    100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Media (Groupe BL/LB)                                           100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Manning Selvage & Lee France SARL                                  100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Medicus 1 Team S.A.                                                100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Medicus International (Holdings) SCA                               100.00%          France                Consolidated   Partnership
------------------------------------------------------------------------------------------------------------------------------------
Medicus Management S.A.R.L.                                        100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
RSL Productions S.A.R.L                                             98.50%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
RSL&O S.A.R. L                                                     100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Starcom Worldwide SA                                               100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Teasing S.A.                                                       100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Villa Flore SARL                                                   100.00%          France                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
ALA Media Services GmbH                                            100.00%         Germany                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Avenue Advertising GmbH                                            100.00%         Germany                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
b|com3 Holding Germany GmbH                                        100.00%         Germany                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Buhler & Partner GmbH & Co. KG                                      69.90%         Germany                Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Buhler Verwaltungs GmbH                                            100.00%         Germany                Consolidated
------------------------------------------------------------------------------------------------------------------------------------

                              Bcom3 Subsidiaries
                                March 31, 2001

               Corporation                                      Ownership       Country             Accounting         Notes
===============================================================================================================================
DMB&B Deutschland Holding GmbH                                   100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
DMB&B GmbH                                                       100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
DMB&B Werbeagentur GmbH                                          100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Frese & Wolff Werbeagenture GmbH                                  74.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
KD&P                                                              29.60%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Germany GmbH                                         100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Medicus Intercon GmbH                                            100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Michael Conrad & Leo Burnett GmbH                                100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
MS&L International GmbH                                          100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
MSA Media Service Aussenwerbung GmbH                             100.00%        Germany            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
NW Ayer Communications GmbH                                      100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
PMS Pro Medien Service GmbH                                       23.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Service Team International GmbH                                   36.26%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Starcom Worldwide GmbH                                           100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Starship Advertising GmbH                                        100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Starship Multimedia GmbH                                         100.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Wenzel Werbung GmbH                                               51.00%        Germany            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
4P Promotions S.A.                                                34.00%         Greece            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Action S.A.                                                       22.00%         Greece            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Creative Communications                                           34.00%         Greece            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles Ltd.                               100.00%         Greece            Consolidated     Partnership
-------------------------------------------------------------------------------------------------------------------------------
Enterprise Middle East, Inc.                                     100.00%         Greece            Consolidated        Branch
-------------------------------------------------------------------------------------------------------------------------------
Euro Advertising                                                 100.00%         Greece            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Greek Media Group                                                 47.60%         Greece            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett                                                      100.00%         Greece            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Options                                                          100.00%         Greece            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Starcom IP                                                         9.00%         Greece             Cost Method
-------------------------------------------------------------------------------------------------------------------------------
Stars Unlimited                                                  100.00%         Greece            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
The PR Experts, S.A.                                              65.00%         Greece            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett-Comunica, S.A.                                        84.00%       Guatemala           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Video Art, S.A.                                                   84.00%       Guatemala           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
D'Arcy Holding Limited                                           100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles (H.K.) Limited                     100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
International Marketing & Promotions Ltd                         100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett (China) Ltd.                                         100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Limited                                              100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Medicus Intercon Ltd.                                            100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
RMA Group Limited                                                 19.90%       Hong Kong            Cost Method
-------------------------------------------------------------------------------------------------------------------------------
Sharp Creation Holdings Ltd                                      100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Smart Talent Enterprise Ltd                                      100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Star Graphics Company Limited                                    100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Star Reach Marketing & Communications Limited                    100.00%       Hong Kong           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Budapest Kft.                                        100.00%        Hungary            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Worldwide Holding-Hungary Kft.                       100.00%        Hungary            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Ambience D'Arcy Advertising Private Limited                       51.00%         India             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Chaitali Leo Burnett Private Limited                              82.00%         India             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett (New Delhi) Private Limited                           82.00%         India             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett India Private Limited                                 82.00%         India             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Orchard Advertising Private Limited                               82.00%         India             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
BLG Marketing Services Ltd.                                       10.50%        Ireland             Cost Method
-------------------------------------------------------------------------------------------------------------------------------
Field Marketing Group Ltd.                                        10.50%        Ireland             Cost Method
-------------------------------------------------------------------------------------------------------------------------------
QMP/DMB&B Ltd.                                                    15.00%        Ireland             Cost Method
-------------------------------------------------------------------------------------------------------------------------------
Azzurra IMP Srl                                                  100.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Barbella Gagliardi Saffirio D'Arcy Masius Benton & Bowles Srl    100.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Black Pencil S.r.l.                                               62.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Blu IMP Srl                                                      100.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Gavino Sanna Associati Srl                                       100.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Italia S.r.l.                                        100.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Mavellia Relazione Pubbliche Srl                                  51.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------

                              Bcom3 Subsidiaries
                                March 31, 2001

               Corporation                                      Ownership       Country             Accounting         Notes
===============================================================================================================================
Media Activity S.r.l.                                             40.00%         Italy             Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Medicus Intercon Srl                                             100.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
MITO Srl                                                         100.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
re:SOURCES Srl                                                   100.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Science & Medicine Srl                                           100.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Starcom MediaVest Group Italia                                    66.00%         Italy             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Starcom MediaVest Group Italia                                    33.00%         Italy             Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Beacon Communications K.K.                                        52.80%         Japan             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Beacon Communications KK                                          13.20%         Japan             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Medicus K.K.                                                     100.00%         Japan             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Styx Leo Burnett Advertising Agency                               30.00%       Kazakhstan          Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Access Advertising Ltd.                                           26.00%         Kenya             Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett, Inc.                                                100.00%         Korea             Consolidated
-------------------------------------------------------------------------------------------------------------------------------
PDS Media, Inc.                                                   33.30%         Korea             Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Seoul DMB&B, Inc.                                                 40.00%         Korea             Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Radius Advertising Kuwait WLL                                    100.00%         Kuwait            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Metro Advertising SIA                                             82.00%         Latvia            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Black Pencil                                                      29.00%        Lebanon            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
H&C Leo Burnett S.a.r.l.                                         100.00%        Lebanon            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Dvyniu Ratas Leo Burnett Ltd.                                     76.00%       Lithuania           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
DMB&B Spider (M) Sdn Bhd                                          55.00%        Malaysia           Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Advertising Sdn Bhd                                   49.00%        Malaysia           Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Leo Promotions Sdn. Bhd                                           49.00%        Malaysia           Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Black Pencil (Mauritius) Limited                                  40.00%       Mauritius           Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Avenue Advertising Mexico, S.A. de C.V.                          100.00%         Mexico            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Bcom3 Holding Mexico, S.A. de C.V.                               100.00%         Mexico            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles, S.A. de C.V.                      100.00%         Mexico            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Green Star Mexico, S.A. de C.V.                                  100.00%         Mexico            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett S.A. de C.V.                                          90.00%         Mexico            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett S.A. de C.V.                                          10.00%         Mexico            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Producciones Noble SA                                             99.98%         Mexico            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Producciones Noble SA                                              0.02%         Mexico            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Starcom Worldwide S.A. de C.V.                                   100.00%         Mexico            Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Ulysses Films De Mexico                                           49.00%         Mexico            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Adcom Media S.A.                                                  45.00%        Morocco            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Adcom Media, S.A.                                                 45.00%        Morocco            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Adcom S.A.                                                        50.00%        Morocco            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Adcom, S.A.                                                       50.00%        Morocco            Equity Method
-------------------------------------------------------------------------------------------------------------------------------
AdviesBureau Hollander En Van Der Mey                             25.00%      Netherlands          Equity Method
-------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles Advertising B.V.                   100.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles Direct B.V.                         51.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles Holding B.V.                       100.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
DeKroon, Wissenraet & Ass. B.V.                                   30.00%      Netherlands          Equity Method
-------------------------------------------------------------------------------------------------------------------------------
DMB&B Communications B. V.                                       100.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Dynamic Zone B.V.                                                100.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Equmedia B.V.                                                     33.33%      Netherlands          Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Equmedia BV                                                       33.33%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Equmedia Holding B.V.                                             33.33%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Equmedia Holding B.V.                                             33.33%      Netherlands          Equity Method
-------------------------------------------------------------------------------------------------------------------------------
Inizio Design B.V.                                                85.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Leo Burnett B.V.                                                 100.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Mediacenter B.V.                                                   5.00%      Netherlands           Cost Method
-------------------------------------------------------------------------------------------------------------------------------
Mediasynergy B.V.                                                 13.33%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Mediasynergy BV                                                   13.33%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
N&W Holding B.V.                                                 100.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Noordervliet & Winninghoff/Leo Burnett B.V.                      100.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Star Reachers B.V.                                               100.00%      Netherlands          Consolidated
-------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles, Ltd.                              100.00%      New Zealand          Consolidated
-------------------------------------------------------------------------------------------------------------------------------

                              Bcom3 Subsidiaries
                                March 31, 2001

                               Corporation                            Ownership       Country           Accounting        Notes
====================================================================================================================================
Eagle Marketing Services, Ltd.                                          100.00%     New Zealand        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Limited                                                     100.00%     New Zealand        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Malcolm & Hansard Advertising Ltd.                                      100.00%     New Zealand        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Pure Creative (NZ) Limited                                              100.00%     New Zealand        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Pure Creative Unit Trust                                                100.00%     New Zealand        Consolidated     Unit Trust
------------------------------------------------------------------------------------------------------------------------------------
Clarion IMP A/S                                                          53.50%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles A/S                                       100.00%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Action A/S                                                   90.10%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Direkte AS                                                   90.10%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Forsteledd AS                                                93.70%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Gruppen A/S                                                 100.00%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Innsikt AS                                                  100.00%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Interaktiv AS                                                98.00%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Reklamebyra A/S                                              78.70%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Film A/S                                                            100.00%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Xpress AS                                                            95.00%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Paintbox A/S                                                             22.50%        Norway          Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Paintbox A/S                                                             22.00%        Norway          Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Paintbox ANS                                                              7.50%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Paintbox ANS                                                              7.33%        Norway           Cost Method
------------------------------------------------------------------------------------------------------------------------------------
Paintbox K/S                                                             39.52%        Norway          Equity Method   Partnership
------------------------------------------------------------------------------------------------------------------------------------
Paintbox K/S                                                              6.38%        Norway           Cost Method    Partnership
------------------------------------------------------------------------------------------------------------------------------------
Reklamedata A/S                                                           3.26%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Syncro Media A/S                                                          7.00%        Norway           Cost Method
------------------------------------------------------------------------------------------------------------------------------------
Syncro Media K/S                                                          7.00%        Norway           Cost Method    Partnership
------------------------------------------------------------------------------------------------------------------------------------
Synergi RF A/S                                                           22.70%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Synergi RF A/S                                                           21.81%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Synergi RF K/S                                                           15.85%        Norway           Cost Method    Partnership
------------------------------------------------------------------------------------------------------------------------------------
Synergi RF K/S                                                           15.00%        Norway           Cost Method    Partnership
------------------------------------------------------------------------------------------------------------------------------------
West Wacker Holding Norway A/S                                          100.00%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Woldsdal & Partners AS                                                   75.50%        Norway          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Wahedna/DMB&B (Pvt) Ltd.                                                 45.00%       Pakistan         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Panama S.A.                                                  60.00%        Panama          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Star Reachers, S.A.                                                     100.00%        Panama          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett del Peru S.A.                                               100.00%         Peru           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Pragma de Publicidad S.A.                                                35.00%         Peru           Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Black Pencil Holdings, Inc.                                              64.00%     Philippines        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Hemisphere-Leo Burnett, Inc.                                             74.80%     Philippines        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Jimenez/DMB&B Inc.                                                       30.00%     Philippines        Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Star Reachers Holdings, Inc.                                             40.00%     Philippines        Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Bimer Mazurczak Sp.z.o.o.                                                75.00%        Poland          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles Sp. z o.o.                                100.00%        Poland          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Sp.z.o.o.                                                   100.00%        Poland          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
PZL, Sp.z.o.o.                                                           51.00%        Poland          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
TLG Holding-Poland, Sp.z.o.o.                                           100.00%        Poland          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Inc. (Portugal) [Portuguese branch of USA co.]                    100.00%       Portugal         Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
Equmedia Portugal                                                        25.00%       Portugal         Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Publicidad, Lda.                                            100.00%       Portugal         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Lopes & Alves, Lda.                                                      85.00%       Portugal         Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Starcom Worldwide/Media Estrategia, S.L. Sucursal en Portugal            48.98%       Portugal         Equity Method      Branch
------------------------------------------------------------------------------------------------------------------------------------
Beijing Representative Office                                           100.00%         PRC            Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Advertisement Co. Ltd.                                             50.00%         PRC            Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Advertisement Co. Ltd.                                             50.00%         PRC            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Advertisement Co. Ltd.                                             50.00%         PRC            Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett (China) Ltd. Guangzhou Representative Office                100.00%         PRC            Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Shanghai Advertising Co. Ltd.                                70.00%         PRC            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Puerto Rico, Inc.                                                 100.00%     Puerto Rico        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Worldwide, Inc.                                             100.00%     Puerto Rico        Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
Black Pencil Advertising                                                 28.00%       Romania          Equity Method
------------------------------------------------------------------------------------------------------------------------------------

                              Bcom3 Subsidiaries
                                March 31, 2001

                               Corporation                            Ownership       Country           Accounting        Notes
====================================================================================================================================
Leo Burnett & Target Advertising, S.A.                                   35.00%       Romania          Equity Method
------------------------------------------------------------------------------------------------------------------------------------
OFC International Srl.                                                   15.86%       Romania           Cost Method
------------------------------------------------------------------------------------------------------------------------------------
Starcom Media S.R.L.                                                     35.00%       Romania          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
TLG Targets S.A.                                                         35.00%       Romania          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Eurasia, Inc. [Russian branch of USA co.]                         100.00%        Russia          Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett CIS Ltd. (rep. office of Leo Burnett CIS Ltd. [UK])         100.00%        Russia          Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Moradpour Ltd. (rep. office of LB Moradpour Ltd. [UK])      100.00%        Russia          Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
Media Center                                                             99.00%        Russia          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
ZAO "D'Arcy Masius Benton & Bowles"                                     100.00%        Russia          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Targets Advertising                                                     100.00%     Saudi Arabia       Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles Pte., Ltd.                                100.00%      Singapore         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Cartwright Williams Direct Pte. Ltd.                         51.00%      Singapore         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Private Limited                                             100.00%      Singapore         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Worldwide Media (Singapore) Pte. Ltd.                                   100.00%      Singapore         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Wiktor/Leo Burnett Advertising, s.r.o.                                   25.00%   Slovak Republic      Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Votan Leo Burnett                                                        35.00%       Slovenia         Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Bester Burke (Proprietary) Limited                                       40.00%     South Africa       Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Fasedemi Newman Leo Burnett (Pty) Ltd.                                   69.38%     South Africa       Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Holdings (Pty) Ltd                                           92.50%     South Africa       Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Interactive (Pty) Ltd.                                       92.50%     South Africa       Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Plain Business Writing (Pty) Limited                                     14.80%     South Africa        Cost Method
------------------------------------------------------------------------------------------------------------------------------------
Red Nail (Pty) Ltd.                                                      87.88%     South Africa       Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Sonnenberg Murphy Leo Burnett (Pty) Limited                              92.50%     South Africa       Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Starcom Media Pty. Ltd.                                                  92.50%     South Africa       Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Asesores de Relaciones Publicas y Comunicacion, S.L.                     57.00%        Spain           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Black Pencil, S.L.                                                      100.00%        Spain           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles S.A.                                      100.00%        Spain           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B SA                                                                100.00%        Spain           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Equmedia S.A.                                                            25.00%        Spain           Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Grupo K IMP, S.A.                                                       100.00%        Spain           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Horizons Media, S.A.                                                     33.40%        Spain           Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Leo Network Communications Consultants, S.A.                             85.00%        Spain           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Pharmaconsult Services S.A.                                              20.00%        Spain           Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Punto y Coma Diseno y Realizacion, S.L.                                  90.00%        Spain           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Starcom Worldwide/Media Estrategia                                       48.98%        Spain           Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Vitruvio-Leo Burnett S.A.                                               100.00%        Spain           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles AB                                        100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
International Marketing & Promotions IMP AB                             100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett A.B.                                                        100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Annonsbyra A.B.                                             100.00%        Sweden          Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Interactive AB                                              100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Media AB                                                    100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Special Event A.B.                                          100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett WAP AB                                                      100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Xpress AB                                                   100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leoville AB                                                             100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
O. Mattson and Friends Reklambyra                                       100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Olson & Wengelin AB                                                     100.00%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Paintbox AB                                                              30.63%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Paintbox AB                                                              30.50%        Sweden          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Paintbox KB                                                              30.63%        Sweden          Consolidated         LP
------------------------------------------------------------------------------------------------------------------------------------
Paintbox KB                                                              30.50%        Sweden          Equity Method        LP
------------------------------------------------------------------------------------------------------------------------------------
Adplus Werbung und Media AG                                             100.00%     Switzerland        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett AG                                                          100.00%     Switzerland        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Medicus Intercon AG                                                     100.00%     Switzerland        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B (Hong Kong) Ltd. [Taiwan branch]                                  100.00%        Taiwan          Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Company Limited                                             100.00%        Taiwan          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
New Wave Media Independent Ltd.                                          85.00%        Taiwan          Consolidated       Branch
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Limited                                                     100.00%       Thailand         Consolidated
------------------------------------------------------------------------------------------------------------------------------------

                              Bcom3 Subsidiaries
                                March 31, 2001

                               Corporation                            Ownership       Country           Accounting        Notes
====================================================================================================================================
Siamese DMB&B Co., Ltd.                                                  76.00%       Thailand         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Markom/Leo Burnett Reklam Hizmetleri, A.S.                              100.00%        Turkey          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Penajans/DMB&B Ticaret A.S.                                              29.00%        Turkey          Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Starcom Medya Hizmetleri A.S.                                            99.60%        Turkey          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Stars Yapim Film Uretim ye Basim A.S.                                    43.50%        Turkey          Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Dochirne Didpriemstro "DMB&B Kyiv"                                      100.00%       Ukraine          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Limited                                                     100.00%       Ukraine          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
BBH Communications Ltd.                                                  49.00%    United Kingdom      Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Bcom3 Group, Ltd.                                                       100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Black Pencil (India) Limited                                             40.00%    United Kingdom      Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Black Pencil Limited                                                    100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles (Trustees) Ltd.                           100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles, Ltd.                                     100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Holdings Ltd.                                                     100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Media Centre (Manchester) Ltd.                                     19.90%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Executive Three Limited                                                 100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Franklin Scientific Projects Ltd.                                       100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Hard Reality Limited                                                     30.00%    United Kingdom      Equity Method
------------------------------------------------------------------------------------------------------------------------------------
IMPG Contracts Limited                                                  100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
International Marketing & Promotions Group Ltd.                         100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Interscience Pan-Europe Ltd.                                            100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
LB Ad Valorem Ltd.                                                       75.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
LB-LPE International Limited                                            100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Advertising Limited                                         100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett CIS Ltd.                                                    100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Europe/Middle East Limited                                  100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Limited                                                     100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Moradpour Limited                                           100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leonardo London Limited                                                 100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Manning, Selvage & Lee Ltd                                              100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Masius Ltd.                                                              87.50%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
MediaVest Ltd.                                                          100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Medicus DMB&B Ltd.                                                      100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
N.W. Ayer & Partners Ltd                                                100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Premiere Limited                                                         19.00%    United Kingdom       Cost Method
------------------------------------------------------------------------------------------------------------------------------------
Sewgent Holdings Ltd.                                                   100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Starcom Motive Limited                                                   67.36%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Stars Digital Limited                                                   100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
The Medicus Group Ltd                                                   100.00%    United Kingdom      Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Adcom Investors, Inc. [DE]                                              100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Adcom, Inc. [DE]                                                        100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Advertising Information Services, Inc. [NY]                               3.00%         USA             Cost Method
------------------------------------------------------------------------------------------------------------------------------------
Against Nature Productions, LLC [DE]                                    100.00%         USA            Consolidated        LLC
------------------------------------------------------------------------------------------------------------------------------------
Agnew, Carter, McCarthy, Inc. [MA]                                      100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Bartle Bogle Hegarty LLC [NY]                                            49.00%         USA            Equity Method       LLC
------------------------------------------------------------------------------------------------------------------------------------
Black Pencil Group, Inc. [DE]                                           100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Black Pencil Music, Inc. [IL]                                           100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Blue Marble Advanced Communications Group, Ltd. [DE]                     57.28%         USA            Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Capital Relations, Inc. [CA]                                            100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Capps Digital LLC [DE]                                                  100.00%         USA            Consolidated        LLC
------------------------------------------------------------------------------------------------------------------------------------
Clarion Marketing & Communications, Inc. [NY]                           100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Cognetics Marketing Services, Inc. [MA]                                 100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Cognetics On-Line Corporation [MA]                                      100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Cognetics Real Estate, Inc. [MA]                                        100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Cognetics, Inc. [MA]                                                    100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Contacto Marketing & Communications, L.L.C. [FL]                        100.00%         USA            Consolidated        LLC
------------------------------------------------------------------------------------------------------------------------------------
D.P. Sub. Co., Inc. [DE]                                                100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles International, Inc. [DE]                  100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
D'Arcy Masius Benton & Bowles U.S.A., Inc. [NY]                         100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------

                              Bcom3 Subsidiaries
                                March 31, 2001

                               Corporation                            Ownership       Country           Accounting        Notes
====================================================================================================================================
D'Arcy Masius Benton & Bowles, Inc. [DE]                                100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DM&M Associates, Inc. [NY]                                              100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Central Europe, Inc. [NY]                                         100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B Eurasia, Inc. [DE]                                                100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B U.S.A., Inc. [DE]                                                 100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B, Inc. (Portugal) [NY]                                             100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
DMB&B/Americas, Inc. [FL]                                               100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Einstein & Sandom, Inc. [NY]                                            100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Enterprise Middle East, Inc. [DE]                                       100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Feldman & Associates, Inc. [NY]                                         100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Giant Step Productions, L.L.C. [DE]                                     100.00%         USA            Consolidated        LLC
------------------------------------------------------------------------------------------------------------------------------------
iLeo, Inc. [DE]                                                         100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Intermatch Properties Management, Inc. [GA]                             100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Just Ask A Woman, Inc. [DE]                                             100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Kaplan Thaler Group, Ltd. [NY]                                          100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Lake 5 Media, Inc. [DE]                                                  30.00%         USA            Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett (Japan), Inc. [DE]                                          100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Company Charitable Foundation [IL]                          100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Company, Inc. [DE]                                          100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Field Marketing Services, L.L.C. [DE]                       100.00%         USA            Consolidated        LLC
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Foundation, Inc. [IL]                                       100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Technology, L.L.C. [IL]                                     100.00%         USA            Consolidated        LLC
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett USA, Inc. [DE]                                              100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Worldwide Investments, Inc. [IL]                            100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Worldwide, Inc.                                             100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Lionel Sosa, Inc. [DE]                                                   49.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
LPE-Robert Otto, Inc. [NY]                                              100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Manning Selvage & Lee (D.C.) Corp. [DE]                                 100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Manning, Selvage & Lee, Inc. [NY]                                       100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
MediaVest Worldwide, Inc. [DE]                                          100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Medicus Group International, Inc. [NY]                                  100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Moroch Partners, L.P. [DE]                                               30.00%         USA            Equity Method        LP
------------------------------------------------------------------------------------------------------------------------------------
Moya Villanueva & Associates [CA]                                       100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
N.W. Ayer & Partners/Los Angeles [CA]                                   100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
N.W. Ayer & Son, Incorporated [DE]                                      100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
N.W. Ayer Communications, Inc. [DE]                                     100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
N.W. Ayer International, Inc. [DE]                                      100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Noble Advertising Corp. [CA]                                            100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Novo MediaGroup, Inc. [CA]                                               57.28%         USA            Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Pacific Marketing Group, Inc. [CA]                                      100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Pondel Wilkinson MS&L [CA]                                              100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Riverview Productions, Inc. [NY]                                        100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Star Reacher Music, Inc. [IL]                                           100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Starcom MediaVest Group, Inc. [DE]                                      100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Starlight Productions Incorporated [IL]                                 100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Starlink Services, Inc. [DE]                                            100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Televest Daytime Programs, Inc. [NY]                                    100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Televest Entertainment, Inc. [NY]                                       100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Televest Productions, Inc. [NY]                                         100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
The Macmanus Group, Inc.                                                100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
The Media Edge, Inc. [DE]                                               100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
TMG International, Inc. [DE]                                            100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
TMG re:SOURCES, Inc. [NY]                                               100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Unicast Communications Corp. [DE]                                        28.00%         USA            Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Vigilante, L.L.C. [DE]                                                  100.00%         USA            Consolidated        LLC
------------------------------------------------------------------------------------------------------------------------------------
WestWacker Music, Inc. [IL]                                             100.00%         USA            Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Williams-Labadie, L.L.C. [DE]                                           100.00%         USA            Consolidated        LLC
------------------------------------------------------------------------------------------------------------------------------------
ARS/DMB&B Publicidade C.A.                                               20.00%      Venezuela         Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Green Star Venezuela, C.A.                                               60.00%      Venezuela         Consolidated
------------------------------------------------------------------------------------------------------------------------------------

                              Bcom3 Subsidiaries
                                March 31, 2001

                               Corporation                            Ownership       Country           Accounting        Notes
====================================================================================================================================
Inversiones Leo Burnett C.A.                                            100.00%      Venezuela         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Novas International C.A.                                    100.00%      Venezuela         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Venezuela C.A.                                              100.00%      Venezuela         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Manning Selvage & Lee Venezuela C.A.                                    100.00%      Venezuela         Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett Worldwide, Inc.-Representative Office                       100.00%       Vietnam          Consolidated         Branch
------------------------------------------------------------------------------------------------------------------------------------
Leo Burnett/M&T Vietnam                                                  80.00%       Vietnam          Consolidated
------------------------------------------------------------------------------------------------------------------------------------
The Branding Iron Pvt. Ltd.                                              26.00%       Zimbabwe         Equity Method
------------------------------------------------------------------------------------------------------------------------------------
Von Broembsen Marson Leo Burnett (Pvt) Ltd.                              26.00%       Zimbabwe         Equity Method
------------------------------------------------------------------------------------------------------------------------------------